Specimen Stock Certificate

Number                                                              Shares
T1-________                                                        _________

                            ThermoTek International,Inc.
              Incorporated under the laws of the state of Deleware
                                  Common Stock

                                                               CUSIP 883664 10 4


This Certifies That: ____________________________________________is the owner of
________________________________________________________________________________
Fully Paid and non-assessable shares of common Stock of $.001 par value each of ThermoTek International, Inc. transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned . This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and By-Laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

                                          Countersigned:
                                          OLDE MONMOUTH STOCK TRANSFER CO., INC.
                                          77 MEMORIAL PARKWAY
                                          ATLANTIC HIGHLANDS, NJ 07716
                                                     TRANSFER AGENT


                           THERMOTEK INTERNATIONAL INC.
                             CORPORATE SEAL 1995 DELAWARE


----------------                                               -----------------
SECRETARY                                                              CHAIRMAN

                             (Back of Certificate)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.'

TEN COM - as tenants in common

TENENT -  as tenants by the entireties

JT TEN - as joint tenants with right of Custodian. under survivorship and not as tenants in common

UNIF GIFT MIN ACT - Uniform Gifts to Minors Act

Additional abbreviations may also be used though not in the above list.

   (Cust)                (Minor)                              (State)

For Value Received, hereby sell, assign and transfer unto

  (PLEASE  INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNED)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_____________________________________________ Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION Will FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE. A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DMDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OFANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE Corporation OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE

THE SIGNATURE TO ThE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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